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                                                                    EXHIBIT 32.1

        CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18
                            OF THE UNITED STATES CODE


      I, Thomas M. O'Flynn, Chief Financial Officer of Public Service Enterprise Group Incorporated, to the best of my knowledge, certify that (i) the Quarterly Report of Public Service Enterprise Group Incorporated on Form 10-Q for the period ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Public Service Enterprise Group Incorporated.


                                    /s/ Thomas M. O'Flynn
                                  -----------------------------------------
                                    THOMAS M. O'FLYNN
                                    Public Service Enterprise Group
                                    Incorporated
                                    Chief Financial Officer
                                    October 28, 2005